BRINKER CAPITAL DESTINATIONS TRUST (“TRUST”)

SUPPLEMENT DATED JUNE 3, 2022,

TO THE STATUTORY AND SUMMARY PROSPECTUS DATED JULY 1, 2021

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Change in Portfolio Management of the Destinations Small-Mid Cap Equity Fund (the “Fund”)

Effective as of March 1, 2022, LMCG Investments, LLC (“LMCG”) no longer serves as a sub-adviser to the Fund. LMCG reorganized into two separate 100% employee-owned firms: LMCG and Leeward Investments, LLC. Accordingly, solely with respect to the Fund, all references to “LMCG Investments, LLC” and all abbreviated references to “LMCG” are hereby deleted from the Prospectus.

In addition, in the “Fund Summaries” section for the Fund, under the heading titled “Investment adviser,” the following text is hereby added in the appropriate alphabetical order thereof in the Sub-Advisers and Portfolio Managers chart:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Leeward Investments, LLC
R. Todd Vingers, CFA	2017
Jay C. Willadsen, CFA	2022

Further, in the “Fund Management” section, under the heading titled “Destinations Small-Mid Cap Equity,” the following text is hereby added in the appropriate alphabetical order thereof:

Leeward Investments, LLC (“Leeward”): Leeward, located at One Boston Place, 201 Washington Street, 29th Floor, Boston, MA 02108, serves as a Sub-adviser to the Destinations Small-Mid Cap Equity Fund. R. Todd Vingers, CFA, and Mr. Jay Willadsen, CFA, manage the portion of the Destination Small-Mid Cap Equity Fund’s assets allocated to Leeward. Mr. Vingers is the President of Leeward Investments, and also serves as head of the investment team and Portfolio Manager on the team’s investment strategies. Prior to joining Leeward, he spent 20 years at LMCG Investments, LLC, where he established the Value team in 2002 and served as Managing Director. Mr. Vingers has over 30 years of investment experience. He holds a BA from the University of St. Thomas and an MBA from the University of Chicago Booth School of Business. Mr. Vingers is a CFA charterholder and a member of the CFA Institute. Mr. Willadsen is a Portfolio Manager on the Mid Cap Value strategy at Leeward. Prior to joining Leeward, he spent 19 years at LMCG Investments, LLC, most recently as a Portfolio Manager. Mr. Willadsen has over 23 years of investment experience. He holds a BA from Buena Vista University and an MBA from Indiana University. Mr. Willardsen is a CFA charterholder, a member of the CFA Institute and the Boston Bank Analyst Society.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRINKER CAPITAL DESTINATIONS TRUST (“TRUST”)

SUPPLEMENT DATED JUNE 3, 2022,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”), DATED JULY 1, 2021

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Change in Portfolio Management of the Destinations Small-Mid Cap Equity Fund (the “Fund”)

Effective as of March 1, 2022, LMCG Investments, LLC (“LMCG”) no longer serves as a sub-adviser to the Fund. LMCG reorganized into two separate 100% employee-owned firms: LMCG and Leeward Investments, LLC.

In the section titled “Portfolio Manager Disclosure,” under the heading titled “Portfolio Managers,” under the sub-heading “LMCG Investments, LLC” all references to the Destinations Small-Mid Cap Equity Fund and R. Todd Vingers are hereby deleted.

In addition, under the same heading, the following text is hereby added in the appropriate alphabetical order thereof:

Leeward Investments, LLC (“Leeward”). Leeward serves as a Sub-adviser to a portion of the assets of the Destinations Small-Mid Cap Equity Fund. Leeward is a Massachusetts limited liability company and is independently owned and controlled by its employees. Leeward’s Small Cap Value team applies a classic value investment style focusing on quality companies whose stock is temporarily out of favor in the market. As of March 1, 2022, Leeward had $3.3 billion in assets under management.

Compensation

Leeward believes in aligning investment team compensation with overall client outcomes. Portfolio managers and other investment team members at Leeward are compensated through a combination of base salary, incentive bonus and equity ownership. Leeward’s base salaries are competitive within the industry. Leeward’s incentive bonus plan for these investment personnel is a revenue-share model based on strategy performance relative to a peer group universe of institutional managers. Incentive bonuses are not calculated on specific client or specific fund assets. Investment team members are also equity owners at Leeward, which further aligns investment team incentives with client success.

Ownership of Fund Shares

As of March 1, 2022 Leeward’s portfolio managers did not beneficially own any shares of the Destinations Small-Mid Cap Equity Fund.

Other Accounts.

As of March 1, 2022 in addition to the Destinations Small-Mid Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
R. Todd Vingers, CFA	6	$1,236.4 M	25	$661.5 M	39	$1,084.9 M

Jay C. Willadsen, CFA	2	$943.8 M	13	$360.9 M	13	$205.7 M

Conflicts of Interest

Leeward’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Leeward has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by Leeward personnel for their own accounts potentially could conflict with the interest of clients. Leeward has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Leeward’s Compliance Office is responsible for developing, implementing, monitoring and enforcing a system of compliance policies and procedures that are reasonably designed to assure that day-to-day business activities are conducted in compliance with the Investment Advisers Act of 1940, the Investment Company Act (where applicable) and the internal policies and procedures applicable to the firm’s investment advisory business. The goal of Leeward’s Code of Ethics and the firm’s policies, procedures and organizational structure is to establish standards and corresponding processes that put the interests of Leeward’s clients first; ensure that no client or account is favored over another; and identify and disclose conflicts of interest as they relate to personal interests of individuals in the firm and/or completing interests of clients that could occur as the result of relationship size or fee structure.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE